SUPPLEMENT DATED DECEMBER 28, 2015 TO

THE PROSPECTUS DATED DECEMBER 22, 2015

INCAPITAL UNIT TRUST, SERIES 112

ARK Genomic, Healthcare and Biotech Portfolio, 4Q 2015

File No. 333-207614

Notwithstanding anything to the contrary in the prospectus for Incapital Unit Trust, Series 112, effective December 18, 2015, Isis Pharmaceuticals, Inc. (the “Company”) changed its name from “Isis Pharmaceuticals, Inc.” to “Ionis Pharmaceuticals, Inc.” In connection with the name change, effective December 22, 2015, shares of the Company trade under the new ticker symbol “IONS.”

Please keep for future reference.